                                                                   Ex-99.23.p(2)

                        GATEWAY INVESTMENT ADVISERS, L.P.
                   CODE OF ETHICS AND PERSONAL TRADING POLICY

1.1 OVERVIEW

      This Code of Ethics and Personal Trading Policy has been adopted by Gateway Investment Advisers, L.P. ("Gateway") to set forth standards of conduct and personal trading guidelines for which every director, officer and employee of Gateway is expected to follow. Every director, officer and employee of Gateway will be required to certify annually that:

      - He has read and understood this policy and recognizes he is subject to its provisions; and

      - He has complied with the applicable provisions of this policy and has reported all personal securities transactions required to be reported under Section 1.5 of this policy.

      These annual certifications shall be maintained as part of the Adviser's written records for a minimum of five (5) years after the respective director, officer or employee ceases to be with Gateway.

      Questions concerning this policy should be directed to the Adviser CCO or COO.

1.2 TERMS AND DEFINITIONS

      B. Definitions (as used in this policy)

         1. "Federal Securities Laws" means the Securities Act of 1933 ("1933 Act"), the Securities Exchange Act of 1934 ("1934 Act"), the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940 ("1940 Act"), the Investment Advisers Act of 1940 ("Advisers Act"), Title V of the Gramm-Leach Bliley Act, any rules adopted by the Securities and Exchange Commission ("SEC") under any of these statues, the Bank Secrecy Act as it applies to mutual funds and investment advisers, and any rules adopted thereunder by the SEC or the Department of Treasury.

         2. "Control" has the same meaning as set forth in Section 2(a)(9) of the 1940 Act. In summary, control means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.

         3. "Client" means any person or entity for which Gateway acts as an investment adviser.

         4. "Supervised Person" has the same meaning as set forth in Section 202(a)(25) of the Advisers Act. In summary, a supervised person is any officer, director, partner, and employee of Gateway, and any other person who provides advice on behalf of Gateway and is subject to Gateway's supervision and control. Excepted from this definition is any "disinterested" Board member of the Gateway Trust and the Chief

            Compliance Officer of the Gateway Trust as long as such officer is not an employee, officer or director of Gateway.

        5. "Access Person" means all directors or officers of Gateway, and any supervised person who:

            d. In connection with his regular functions or duties, obtains nonpublic information regarding any client purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any client;

            e. In connection with his regular functions or duties, is involved in making securities recommendations to clients, or who has access to such recommendations that are nonpublic; and

            f.  Any "investment representative" of Gateway.

        6.  "Investment Representative" means:

            a.  Any supervised person who is a portfolio manager of the client;

            b. Any supervised person of Gateway who, in connection with his regular functions or duties, makes, participates in, or executes the purchase or sale of a security by the client; and

            c. Any supervised person of Gateway whose functions relate to the making of any recommendations with respect to the purchase or sale of a security by the client.

            A person does not become an "investment representative" simply by virtue of (i) normally assisting in the preparation of public reports, or receiving public reports, but not receiving information about current recommendations or trading; or (ii) a single instance of obtaining knowledge of current recommendations or trading activity, or infrequently or inadvertently obtaining such knowledge.

        7. "Beneficial Ownership" will be interpreted in the same manner as it would be in determining whether a person has beneficial ownership of a security for purposes of Section 16 of the 1934 Act and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires. For purposes of this policy, "Beneficial Ownership" includes, but is not limited to, securities held by members of a person's immediate family sharing the same household and securities over which a person has discretionary authority outside of his ordinary course of business.

        8. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation. Serious consideration includes the act of writing a trade ticket and entering an order with a broker.

        9. "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security.

        10. "Limited Offering", also known as a "Private Placement Offering" means an offering that is exempt from registration under the 1933 Act.

        11. "Security" has the same meaning as set forth in Section 202(a)(18) of the Advisers Act, except that it does not include the following securities (the "Excluded Securities"):

            a. Shares of registered open-end investment companies other than Reportable Funds;

            b.  Direct obligations of the United States government;

            c. Bankers' acceptances, bank certificates of deposit, commercial paper and other high quality short-term debt instruments, including repurchase agreements;

            d.  Shares issued by any money market fund;

        12. "Reportable Fund" means:

            a. Any fund for which Gateway serves as investment adviser (or sub-adviser) as defined in Section 2(a)(20) of the 1940 Act; or

            b. Any fund whose investment adviser or principal underwriter controls Gateway, is controlled by Gateway or is under common control with Gateway.

        13. "Fund" means each of the registered investment companies
            (closed-end and/or open end) for which Gateway serves as investment adviser as defined in Section 2(a)(20) of the 1940 Act. This includes registered investment companies for which Gateway serves as the Sub-Adviser.

        14. "Automatic Investment Plan" means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An automatic investment plan includes a dividend reinvestment plan.

1.3 STANDARDS OF CONDUCT

      The Advisers Act imposes a fiduciary duty on all investment advisers, including Gateway. As a fiduciary, Gateway has a duty of utmost good faith to act solely in the best interests of each of its clients. Clients entrust the firm with managing their investments, which in turn places a high standard on the conduct and integrity of Gateway employees, directors and officers. This fiduciary duty compels all employees, including its directors and officers, to act with the utmost integrity in all dealings. This fiduciary duty is the core principle underlying this Code of Ethics and Personal Trading Policy, and represents the expected basis of all dealings with Gateway clients.

      In connection with these expectations, Gateway has established the following core principles of conduct. While the following standards are not all-encompassing, they are consistent with Gateway's core belief that ethical conduct is premised on the fundamental principals of openness, integrity, honesty and trust.

      A. Core Principles

         1. Gateway employees, directors and officers are expected to comply with federal securities laws (as defined above). Strict adherence to Gateway's compliance policy manual and instructions provided by Gateway will assist all Gateway personnel in complying with this important requirement;

         2. The interests of clients will be placed ahead of those of Gateway's employees, directors, and officers;

         3. Employees, officers and directors will not take inappropriate advantage of their position with Gateway;

         4. All Gateway personnel should avoid any actual or potential conflict of interest with any Gateway client in all personal securities transactions;

         5. Personal securities transactions shall be conducted in a manner consistent with this policy;

         6. Diligence and care shall be taken in maintaining and protecting nonpublic information concerning Gateway's clients (see Gateway's Privacy Policy); and

         7. Gateway will strive to foster a healthy culture of compliance.

      B. Personal Conduct

         3. Acceptance of Gifts

            Employees, officers and directors of Gateway may not accept, in any calendar year, gifts with a value of more than $100 from any person ("donor") that does business with or on behalf of Gateway or that is known to do business with or on behalf of any client. These restrictions do not apply to gifts in the form of an occasional meal, a ticket to a sporting event, theater or comparable entertainment, or an invitation to golf or participate in similar sporting activities for such person and his guests so long as (i) such gifts are neither so frequent nor so extensive as to raise any question of propriety and (ii) such gifts are not preconditioned on the donor obtaining or maintaining a specified level of business with Gateway or any client.

         4. Service as Director for an Outside Company

            An access person may not serve on the Board of Directors of a publicly traded company without express prior approval from the CCO or COO. In reviewing the request, the CCO or COO will determine whether such service is consistent with the interests of Gateway and its clients.

         3. Initial Public Offerings ("IPO's") and Limited Offerings

            An access person must obtain express prior approval from the CCO or COO before he directly or indirectly acquires beneficial ownership in any security in an initial public offering or in a limited offering, including private placement offerings.

1.4   PERSONAL SECURITIES TRADING POLICY

      E. Prohibited Transactions

         2. Prohibited Transactions of Investment Representatives

            e. An investment representative may not purchase or sell, directly or indirectly, any security (in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership) if a client has a pending buy or sell order in the same security until such order is executed or withdrawn.

            f. An investment representative may not purchase or sell, directly or indirectly, any security (in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership) if such security is being considered for purchase or sale by a client.

            g. An investment representative may not purchase or sell, directly or indirectly, any security (in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership) within three calendar days before or after the execution of a trade in the same security by the client.

         3. Prohibited Transactions by Employees

            Gateway employees, officers and directors may not purchase or sell, directly or indirectly:

            a. any index option contract; or

            b. shares of any closed-end investment company advised (or sub-advised) by Gateway.

      F. Pre-Clearance of Personal Securities Transactions

         Each investment representative must obtain approval from an authorized employee of Gateway as designated by the CCO prior to purchasing or selling any security, the purchase or sale of which is not prohibited pursuant to Section 1.4 A of this policy.

         Once approved, the pre-clearance authorization is effective for two trading days. Failure to execute the transaction will void the pre-clearance approval.

      G. Exempted Transactions

            The prohibitions described in Section 1.4 A of this policy and the pre-clearance requirements set forth in Section 1.4 B of this policy do not apply to the following transactions:

            k.    Purchases or sales of Excluded Securities as defined in
                  Section 1.2 of this policy;

            l. Purchases or sales of securities involving less than 2,000 shares of a security included in the Standard & Poor's 500 Index;

            m. Purchases or sales of securities involving less than 2,000 shares of a security of a company with a market capitalization in excess of $200 million and average daily trading volume in excess of 50,000 shares;

            n. Purchases or sales of option contracts on less than 2,000 shares of a security included in the Standard & Poor's 500 Index;

            o. Purchases or sales of option contracts on less than 2,000 shares of a security of a company with a market capitalization in excess of $200 million and average daily trading volume in excess of 50,000 shares;

            p. Purchases or sales of securities effected in any account over which the access person has no direct or indirect influence or control;

            q. Purchases or sales of securities by an access person that are not eligible for purchase or sale by any client;

            r. Purchases or sales of securities that are non-volitional on the part of either the client or the access person;

            s. Purchases of securities that are part of an automatic investment plan; and

            t. Purchases of securities effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, or sales of such rights.

      H. Restrictions on Short Term Trades

            An investment representative may not profit from the purchase and sale, or sale and purchase, of the same or equivalent securities within 60 calendar days ("short-term trade"). This restriction does not apply to the following short-term trades:

            1. A short-term trade involving Excluded Securities;

            2. A short-term trade for which express prior approval has been received from the CCO or COO by the investment representative;

            3. A short-term trade involving no more than 100 shares of a security included in the Standard & Poor's 500 Index;

            4. A short-term trade involving no more than 100 shares of a security of a company with a market capitalization in excess of $200 million and average daily trading volume in excess of 50,000 shares;

            5. A short-term trade involving option contracts on no more than
               2000 shares of a security included in the Standard & Poor's 500 Index;

            6. A short-term trade involving option contracts on no more than
               2000 shares of a security of a company with a market capitalization in excess of $200 million and average daily trading volume in excess of 50,000 shares;

            7. A short- term trade in any account over which the investment representative has no direct or indirect influence or control;

         8. A short-term trade that is non-volitional on the part of the investment representative; and

         9. A short-term trade resulting from an automatic investment plan.

1.5 REPORTING REQUIREMENTS

      B. Reporting Requirements by Access Persons

         2. Transaction Report

            Within 30 CALENDAR DAYS following the end of each calendar quarter, access persons shall submit a report of personal securities transactions in which the access person had a direct or indirect beneficial ownership interest to the CCO or the staff member designated by the CCO for this purpose. Copies of brokerage statements which contain the same information noted below will be viewed as an acceptable form of reporting so long as Gateway is in receipt of such brokerage statements within 30 calendar days following the end of the calendar quarter. If an access person effected no transactions during the applicable quarter, he shall file a report indicating as such. The CCO shall submit her transactions report to the COO or designated staff member for this purpose.

            Information to be included on this quarterly transaction report is as follows:

            -     Trade Date

            -     Security Name

            - Ticker Symbol, CUSIP number, interest rate and maturity date (as applicable)

            -     Number of Shares or Par

            -     Type of Transaction (Purchase, Sale or Other)

            -     Price

            -     Principal Amount

            -     Broker Name

            -     Account Number

            -     Date of Report

            The following transactions are not required to be reported:

         i. Transactions in Excluded Securities, but transactions in investment companies advised (or sub-advised) by Gateway are required to be reported;

         ii. Transactions effected through an automatic investment plan so long as the investment allocation was determined in advance of the actual trade;

         iii. Transactions that duplicate information contained in brokerage trade confirmations or account statements received by the CCO no later than 30 days following the applicable calendar quarter; and

         iv. Any report with respect to securities held in accounts over which the access person had no direct or indirect influence or control.

         3. Holdings Report

            Access persons are required to provide a report of all personal securities holdings (other than holdings of Excluded Securities) to the CCO within 10 CALENDAR DAYS upon becoming an access person of Gateway and on an annual basis thereafter, as directed by the CCO. Copies of brokerage statements which contain the same information noted below will be viewed as an acceptable form of reporting. The report should be current as of a date not more than 45 calendar days prior to submission of the report and should contain the following information:

            -     Security Name

            -     Ticker Symbol or CUSIP number

            -     Number of Shares or Par

            -     Principal Amount

            -     Broker or Bank Name

            -     Date of the Report

            The CCO shall submit her holdings report to the COO.

      C. Disclaimer of Ownership

            A report may contain a statement that it shall not be construed as an admission by the person making the report that he has any direct or indirect beneficial ownership in the reported security.

      D. Submission of Duplicate Confirmations and Periodic Statements

            Each access person must arrange for duplicate copies of trade confirmations and periodic statements of his brokerage accounts to be sent to the Gateway's CCO. This requirement applies to any brokerage account over which the access person exercises trading authority other than a brokerage account of a client over which the access person exercises trading authority in his capacity as a Gateway employee.

1.6 RECORD KEEPING REQUIREMENTS

      Gateway will keep the following records regarding this Code of Ethics and Personal Trading Policy for the number of years as required in the Advisers Act and 1940 Act:

         1. Current and historic copies of this Code of Ethics and Personal Trading Policy;

         2. Supervised Persons' written acknowledgement of receipt of the Code of Ethics and Personal Trading Policy;

         3. Historic listings of all supervised persons subject to this Code of Ethics and Personal Trading Policy;

         4. Violations of the Code of the Ethics and Personal Trading Policy, and records of action taken as a result of the violations;

         5. All personal transaction reports made by access persons and/or copies of brokerage confirmations and statements; and

         6. Written approvals of IPO's and limited offerings, including documentation of the reasons for the approval.

1.7 REPORTING OF VIOLATIONS

      All employees, officers, and directors are required to report promptly any violation of this policy (including the discovery of any violation committed by another employee) to the CCO or COO. Examples of items that should be reported include (but are not limited to): noncompliance with federal securities laws and purchasing securities contrary to the personal trading policy. The CCO and COO will determine whether such violations should be reported to Gateway's Board of Directors and/or the CCO for any mutual fund that Gateway advises.

      All supervised persons are encouraged to report any violations or perceived violations. Such reports will not be viewed negatively by Gateway management, even if the reportable event, upon investigation, is determined to be non-volitional in nature and the CCO or COO determines the supervised person reported such apparent violation in good faith.

1.8 SANCTIONS

      Gateway's Board of Directors may impose sanctions it deems appropriate upon any person who violates this policy. In addition, Gateway's Board of Directors may impose sanctions it deems appropriate upon any person who has engaged in a course of conduct that, although in technical compliance with this policy, is part of a plan or scheme to evade the provisions of the policy. Sanctions may include a letter of censure, suspension of employment, termination of employment, fines, and disgorgement of profits from prohibited or restricted transactions.

Approved Date: September 22, 2004

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

      WHEREAS, the undersigned is a trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2005.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2005.

                                           /s/ James M Anderson
                                           --------------------
                                           James M. Anderson, Trustee

State of Ohio
County of Hamilton

      Before me, a Notary Public, in and for said county and state, personally appeared James M. Anderson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

      WITNESS my hand and official seal this 25th day of January, 2005.

                                           /s/ Donna M. Squeri
                                           -------------------

                                           Notary Public
                                           Commission expires: no expiration

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

      WHEREAS, the undersigned is a trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2005.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2005.

                                           /s/ Stefen F. Brueckner
                                           ----------------------------------
                                           Stefen F. Brueckner, Trustee

State of Ohio
County of Hamilton

      Before me, a Notary Public, in and for said county and state, personally appeared Stefen F. Brueckner, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

      WITNESS my hand and official seal this 25th day of January, 2005.

                                              /s/ Donna M. Squeri
                                              --------------------

                                              Notary Public
                                              Commission  expires: no expiration

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

      WHEREAS, the undersigned is a trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2005.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2005.

                                                    /s/ Kenneth A. Drucker
                                                    ----------------------
                                                    Kenneth A. Drucker, Trustee

State of Ohio
County of  Hamilton

      Before me, a Notary Public, in and for said county and state, personally appeared Kenneth A. Drucker , known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

      WITNESS my hand and official seal this 25th day of January, 2005.

                                              /s/ Donna M. Squeri
                                              --------------------

                                              Notary Public
                                              Commission expires: no expiration

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

      WHEREAS, the undersigned is a trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2005.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2005.

                                                    /s/ Robert S. Harrison
                                                    ----------------------
                                                    Robert S. Harrison, Trustee

State of Ohio
County of Hamilton

      Before me, a Notary Public, in and for said county and state, personally appeared Robert S. Harrison, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

      WITNESS my hand and official seal this 25th day of January, 2005.

                                             /s/ Donna M. Squeri
                                             --------------------
                                                 Notary Public
                                          My Comission expires: no expiration

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

      WHEREAS, the undersigned is a trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2005.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2005.

                                                     /s/ J. Patrick Rogers
                                                     ---------------------
                                                     J. Patrick Rogers, Trustee

State of Ohio
County of Hamilton

      Before me, a Notary Public, in and for said county and state, personally appeared J. Patrick Rogers, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

      WITNESS my hand and official seal this 25th day of January, 2005.

                                              /s/ Donna M. Squeri
                                              -------------------

                                              Notary Public
                                              Commission expires: no expiration

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

      WHEREAS, the undersigned is a trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2005.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2005.

                                                     /s/ Walter G. Sall
                                                     ------------------
                                                     Walter G. Sall, Trustee

State of Ohio
County of Hamilton

      Before me, a Notary Public, in and for said county and state, personally appeared Walter G. Sall, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

      WITNESS my hand and official seal this 31st day of January, 2005.

                                               /s/ Donna M. Squeri
                                               -------------------

                                               Notary Public
                                               Commission expires: no expiration